1 Third Quarter 2025 Earnings Conference Call October 21, 2025

1 Statements in this presentation which are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”), Peoples’ Quarterly Reports on Form 10-Q for the quarters ended June 30, 2025 and March 31, 2025, and Peoples’ earnings release for the quarter ended September 30, 2025 (the “Third Quarter Earnings Release”), included in Peoples’ current report on Form 8-K furnished to the Securities and Exchange Commission (“SEC”) on October 21, 2025, each of which is available on the SEC’s website (sec.gov) or at Peoples’ website (peoplesbancorp.com). Peoples expects to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 (the “Third Quarter Form 10-Q”) with the SEC on or about October 30, 2025. As required by U.S. generally excepted accounting principles, Peoples is required to evaluate the impact of subsequent events through the issuance date of its September 30, 2025, consolidated financial statements as part of its Third Quarter Form 10-Q. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and/or to revise its financial information from that which is contained in this presentation. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2024 Form 10-K under the section “Risk Factors” in Part I, Item 1A and in the Third Quarter Earning Release. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. Safe Harbor Statement

2 This presentation contains financial information and performance measures determined by methods other than those in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). Management uses these “non-US GAAP” financial measures in its analysis of Peoples’ performance and the efficiency of its operations. Management believes that these non-US GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods and peers. These disclosures should not be viewed as substitutes for financial measures determined in accordance with US GAAP, nor are they necessarily comparable to non-US GAAP performance measures that may be presented by other companies. A reconciliation of these non-US GAAP financial measures to the most directly comparable US GAAP financial measures is included under the caption “Non-US GAAP Financial Measures (Unaudited)” at the end of the Third Quarter Earnings Release. Use of Non-US GAAP Financial Measures

3 • Annualized loan growth of 8% • Stable fee-based income • 1% decline in non-interest expense • Improvement in efficiency ratio to 57.1%, compared to 59.3% • Book value per share growth of 2%, while tangible book value per share increased 4%, to $33.13 and $22.05, respectively • Tangible equity to tangible assets improved 27 basis points to 8.53% Net income was $29.5 million, or $0.83 of diluted earnings per share (“EPS”) • Negatively impacted by $2.7 million, or $0.06 of diluted EPS due to losses recognized on lower-yielding investment securities sold • Excluding the losses on investment securities, diluted EPS exceeded consensus analyst estimates • Net interest income improved 4%, while net interest margin expanded 1 basis point ◦ Excluding accretion income, net interest margin expanded 5 basis points Third Quarter 2025 Financial Highlights

4 Loans Balances by Segment (As of Most Recent Quarter-End) 29% 11% 24% 10% 22% 4% Consumer loans Owner occupied commercial real estate Non-owner occupied commercial real estate Specialty finance Commercial and industrial Construction Loan Balances and Yields (Dollars in billions) $1.59 $1.56 $1.51 $1.45 $1.38 $4.69 $4.80 $4.92 $5.15 $5.35 7.27% 7.01% 6.77% 6.71% 6.71% Acquired loans and leases Originated loans and leases Quarterly loan yield 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 – Total loan balances grew 8% annualized compared to June 30, 2025, and were up 6% year-to-date – At September 30, 2025, 43% of loans were fixed rate, with the remaining 57% at a variable rate Loan Balances by Segment

5 North Star Leasing 1.54% 1.65% 1.32% 4.08% 6.91% 14.93% 11.97% 11.55% 11.49% 14.43% 14.49% 14.69% 14.35% 13.99% 14.24% 13.80% 14.14% 13.74% Net Charge-Off Rate Yield (Net of Deferred Fees and Costs) 2022 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 – While our North Star Leasing business has experienced higher net charge-off levels in recent periods, it also provides positive long-term risk-adjusted returns and a diversified revenue stream – Net charge-off rates have been declining since the peak in the fourth quarter of 2024 – The historical average net charge-off rate for North Star Leasing in 2019 and prior years was between 4% - 5%, and we believe stimulus funds contributed to a lower net charge-off rate in 2022 and 2023 – The North Star portfolio origination yield (before accounting adjustments) is around 20% North Star Leasing North Star Leasing by Segment (As of Most Recent Quarter-End) 22% 12% 9% 9%8% 7% 33% Restaurant Titled - Vocational Titled - Trucking/Trailer/Fleet Brewery/Distillery Heavy Equipment Manufacturing - Production Other

6 High Balance Accounts (dollars in thousands) $11,076 $8,505 $7,586 $8,185 $1,328 $318 $— $— $— $— High balance account outstanding balances High balance account new production 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 – High balance accounts consist of leasing relationships in excess of $300,000 in aggregated balances North Star Leasing (High Balance Accounts) We have significantly reduced our exposure to high balance small-ticket leasing accounts – The portfolio declined more than 50% in the last year – We stopped originating new high balance small-ticket leases in mid-2024 At September 30, 2025, our small-ticket lease balances comprised 2% of our total loan balances

7 Asset Quality Metrics 3.82% 4.14% 3.79% 3.79% 3.80% 3.52% 3.70% 3.99% 1.95% 2.38% 1.90% 2.12% 2.03% 1.93% 1.89% 2.36% 1.01% 1.05% 1.05% 1.06% 1.00% 1.01% 1.13% 1.11% 0.43% 0.50% 0.53% 0.76% 0.53% 0.50% 0.49% 0.47% Criticized loans as a % of total loans Classified loans as a % of total loans Allowance for credit losses as a % of total loans Nonperforming assets as a % of total assets 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 The allowance for credit losses was 1.11% of loans – Nonperforming loans declined nearly $2 million compared to June 30th, with improvement in both loans 90+ days past due and accruing, as well as nonaccrual loans – Criticized loans increased $24 million, however, we anticipate that some of these credits will be paid off or upgraded during the fourth quarter Asset Quality

8 Net Charge-Offs (dollars in thousands) 3,733 7,483 5,403 4,838 4,484 2,351 2,103 2,718 2,126 2,345 Small-ticket leasing net charge-offs All other net charge-offs 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 — 2,000 4,000 6,000 8,000 10,000 Provision for Credit Losses and Net Charge-Offs Provision for credit losses and the annualized net charge-off rate declined compared to the linked quarter – Reductions in provision for credit losses were driven by lower net charge-offs and reductions in reserves for individually analyzed loans Net charge-offs have been heavily impacted by small-ticket leasing in recent quarters – Excluding small-ticket leasing, net charge-offs have been stable Quarterly Net Charge-Off Rate (Annualized) 0.38% 0.61% 0.52% 0.43% 0.41% 0.16% 0.13% 0.18% 0.14% 0.15% Total net charge-off rate Net charge-off rate, excluding North Star Leasing 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025

9 Net interest income grew nearly $4 million compared to the linked quarter, and net interest margin expanded 1 basis point – Accretion income declined $0.9 million – Accretion income added 8 basis points to net interest margin, compared to 12 basis points for the linked quarter – Excluding accretion income, net interest margin expanded 5 basis points Net Interest Income (Dollars in Thousands) $88,912 $87,577 $91,349 $262,165 $264,181 3Q 2024 2Q 2025 3Q 2025 YTD 2024 YTD 2025 Quarterly Net Interest Margin ("NIM") 4.43% 4.26% 4.18% 4.27% 4.15% 4.12% 4.15% 4.16% 0.47% 0.32% 0.28% 0.39% 0.23% 0.17% 0.12% 0.08% Net interest margin Accretion impact 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 Accretion Income (Dollars in Thousands) $8,061 $2,592 $1,686 $20,314 $7,759 3Q 2024 2Q 2025 3Q 2025 YTD 2024 YTD 2025 Net Interest Income

10 Non-interest income, excluding gains and losses, declined 1% compared to the linked quarter – The decrease was driven by lower lease income, which was partially offset by higher electronic banking income and deposit account service charges For the first nine months of 2025, non-interest income, excluding gains and losses, grew 7% compared to 2024 – The improvement was mostly due to higher lease income, commercial loan swap fee income, and trust and investment income Non-Interest Income (Dollars in Thousands) $24,794 $26,880 $23,827 $74,277 $77,806 3Q 2024 2Q 2025 3Q 2025 YTD 2024 YTD 2025 Non-Interest Income

11 Non-interest expense declined 1% compared to the linked quarter – A reduction in professional fees contributed to the decline, and was partially offset by higher marketing and franchise tax expense For the first nine months of 2025, non-interest expense grew 4%, compared to 2024 – The increase was due to higher salaries and employee benefit costs, data processing and software expenses The efficiency ratio improved compared to the linked quarter, and was higher than the first nine months of 2024 – Compared to the linked quarter, higher net interest income contributed to the improvement – For the first nine months of 2025, the efficiency ratio increased as a result of lower accretion income and higher non-interest expenses compared to 2024 Non-Interest Expense (Dollars in Thousands) $66,090 $70,362 $69,894 $203,313 $211,043 3Q 2024 2Q 2025 3Q 2025 YTD 2024 YTD 2025 Efficiency Ratio 55.1% 59.3% 57.1% 57.4% 59.0% 3Q 2024 2Q 2025 3Q 2025 YTD 2024 YTD 2025 Non-Interest Expense

12 Deposit Balances by Segment (As of Most Recent Quarter-End) 20% 14% 26% 12% 10% 12% 6% Non-interest-bearing deposits Interest-bearing demand accounts Retail certificates of deposit Money market deposit accounts Governmental deposit accounts Savings accounts Brokered deposits Deposit Balances and Costs (Dollars in billions) $1.45 $1.51 $1.53 $1.53 $1.54 $6.03 $6.08 $6.21 $6.11 $6.10 2.02% 1.96% 1.84% 1.76% 1.76% Non-interest-bearing deposits Interest-bearing deposits Quarterly deposit cost 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 Third quarter 2025 deposits were relatively flat compared to the linked quarter, excluding brokered CDs – Increased money market, interest-bearing demand and non-interest bearing deposit balances did not offset declines in our brokered CDs, governmental deposits and savings accounts – Our brokered CDs declined $26 million due to a strategic shift to other funding sources at lower costs At September 30, 2025, 77% of our deposits were to retail customers (comprised of consumers and small businesses), while the remaining 23% were to commercial customers – Our average retail customer deposit relationship was $26,000 at quarter-end, while our median was around $2,600 Deposits

13 Capital Metrics 13.42% 13.58% 13.75% 13.71% 13.79% 12.24% 12.39% 12.54% 12.39% 12.54% 11.80% 11.95% 12.10% 11.95% 12.11% 9.59% 9.73% 9.80% 9.83% 9.74% 8.25% 8.01% 8.34% 8.26% 8.53% Total risk-based capital ratio Tier 1 risk-based capital ratio Common equity tier 1 capital ratio Leverage ratio Tangible equity to tangible assets 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 Most of our regulatory capital ratios improved during the third quarter, as earnings (net of dividends) outpaced increases in risk- weighted assets due to loan growth Our tangible equity to tangible assets ratio improved 27 basis points compared to June 30, 2025 Capital

14 A high level look at our expectations for the remainder of 2025, excluding non-core expenses: Operating Leverage – Expect to achieve positive operating leverage for 2025, compared to 2024, excluding the impact of the reduction in our accretion income, which declined faster than we had anticipated compared to the prior year Net Interest Income – Assuming two 25 basis point reduction in rates from the Federal Reserve in the fourth quarter, we expect our full year net interest margin to be in our guided range of between 4.00% and 4.20% – We continue to be in a relatively neutral position, and expect declines in interest rates will have a minor impact to our net interest margin Non-Interest Income Excluding Gains and Losses – Expect growth in the mid single-digit percentages compared to 2024 results Non-Interest Expense – Anticipate quarterly non-interest expense of between $69 to $71 million for the fourth quarter of 2025 Loans/Asset Quality – Expect loan growth will be between 4% and 6% for the full year of 2025, compared to 2024 – We expect a provision for credit losses similar to the third quarter, excluding any negative impacts to the economic forecasts 2025 Outlook

15 A preliminary high level look at our expectations for 2026, excluding non-core expenses: Operating Leverage – Expect to generate positive operating leverage for 2026, compared to 2025 Net Interest Income – We anticipate our net interest margin will be between 4.00% and 4.20% for the full year of 2026, which does not include any expected rate cuts – Each 25 basis point reduction in rates from the Federal Reserve is expected to result in a 3 to 4 basis point decline in our net interest margin for the full year Non-Interest Income Excluding Gains and Losses – Believe non-interest income, excluding gains and losses, will be between $27 and $29 million for each quarter for 2026 – First quarter of each year is typically elevated as it includes annual performance-based insurance commissions Non-Interest Expense – Anticipate quarterly non-interest expense of between $71 to $73 million for the second, third and fourth quarters of 2026 – The first quarter of 2026 will be higher due to the annual expenses we typically recognize during the first quarter of each year Loans/Asset Quality – Expect loan growth will be between 3% and 5% for the full year of 2026, compared to 2025 – This is dependent on the timing of paydowns on our portfolio, which could fluctuate given changes in interest rates – Anticipate a reduction in our net charge-offs for 2026, compared to 2025, which could positively impact provision for credit losses, excluding any changes in the economic forecasts 2026 Outlook